UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2020

Blackstone Real Estate Income Trust, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55931	81-0696966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

345 Park Avenue

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(212) 583-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 31, 2020, Blackstone Real Estate Income Trust, Inc. (the "Company") filed Articles of Amendment to its charter with the Maryland State Department of Assessments and Taxation to update its authorized share amounts to the following: 500,000,000 shares of Class D common stock, 6,000,000,000 shares of Class I common stock, 3,000,000,000 shares of Class S common stock, 500,000,000 shares of Class T common stock and 100,000,000 shares of preferred stock.

The foregoing description of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the Articles of Amendment, a copy of which is filed as Exhibit 3.1 hereto and incorporated herein by reference. Except as described in this Current Report on Form 8-K, the Articles of Amendment did not amend, alter or modify any other terms or provisions of the Company’s charter.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Articles of Amendment of Blackstone Real Estate Income Trust, Inc., filed on March 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

Date: April 3, 2020
	By:	/s/ Leon Volchyok
	Name:	Leon Volchyok
	Title:	Chief Legal Officer, Chief Compliance Officer and Secretary

Exhibit 3.1

BLACKSTONE REAL ESTATE INCOME TRUST, INC.

ARTICLES OF AMENDMENT

Blackstone Real Estate Income Trust, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST:  Section 5.1 of the charter of the Corporation (the “Charter”) is hereby amended to increase (i) the number of shares of capital stock that the Corporation has authority to issue to 10,100,000,000, (ii) the number of shares of common stock, par value $0.01 per share, that the Corporation has authority to issue to 10,000,000,000, (iii) the number of shares of Class S common stock, par value $0.01 per share, that the Corporation has authority to issue to 3,000,000,000 and (iv) the number of shares of Class I common stock, par value $0.01 per share, that the Corporation has authority to issue to 6,000,000,000.

SECOND:  The total number of shares of capital stock which the Corporation had authority to issue immediately prior to the foregoing amendment of the Charter was 3,100,000,000 Shares, consisting of 3,000,000,000 shares of common stock, $0.01 par value per share, 500,000,000 of which are classified as Class T common stock, 1,000,000,000 of which are classified as Class S common stock, 500,000,000 of which are classified as Class D common stock  and 1,000,000,000 of which are classified as Class I common stock, and 100,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of capital stock having par value was $31,000,000.

THIRD:  The total number of shares of capital stock which the Corporation has authority to issue pursuant to the foregoing amendment of the Charter is 10,100,000,000 Shares, consisting of 10,000,000,000 shares of common stock, $0.01 par value per share, 500,000,000 of which are classified as Class T common stock, 3,000,000,000 of which are classified as Class S common stock, 500,000,000 of which are classified as Class D common stock and 6,000,000,000 of which are classified as Class I common stock, and 100,000,000 shares of preferred stock, $0.01 par value per share. The aggregate par value of all authorized shares of capital stock having par value is $101,000,000.

FOURTH:  The information required by Section 2-607(b)(2)(i) of the Maryland General Corporation Law (the “MGCL”) is not changed by the foregoing amendment of the Charter.

FIFTH:  The foregoing amendment of the Charter was approved by a majority of the entire Board of Directors of the Corporation as required by law and was limited to a change expressly authorized by Section 2-105(a)(13) of the MGCL without any action by the stockholders of the Corporation.

SIXTH:  The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters of facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties of perjury.

- signature page follows -

IN WITNESS WHEREOF, the Corporation has caused these Second Articles of Amendment to be signed in its name and on its behalf by its President and attested to by its Secretary on this 27th day of March, 2020.

ATTEST:BLACKSTONE REAL ESTATE INCOME TRUST, INC.

/s/ Leon Volchyok __________________By:  /s/ A.J. Agarwal _____________ (SEAL)

Name:  Leon Volchyok             Name:  A.J. Agarwal
Title:  Chief Legal Officer, Chief        Title:  President and Director

Compliance Officer and Secretary